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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08743
Invesco Van Kampen Senior Income Trust
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 8/31/11

Item 1. Reports to Stockholders.

Invesco Van Kampen Senior Income Trust
Semiannual Report to Shareholders ▪ August 31, 2011
NYSE:VVR

2	Trust Performance
3	Dividend Reinvestment Plan
4	Schedule of Investments
19	Financial Statements
22	Notes to Financial Statements
31	Financial Highlights
33	Approval of Investment Advisory and Sub-Advisory Agreements
35	Results of Proxy

Unless otherwise noted, all data provided by Invesco.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Trust Performance

Performance summary
Cumulative total returns, 2/28/11 to 8/31/11

Trust at NAV	-5.64%

Trust at Market Value	-9.97

CS Leveraged Loan Index▼	-3.55

Market Price Discount to NAV as of 8/31/11	-4.78

▼Invesco, Bloomberg L.P.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.
The CS Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar denominated leveraged loan market.
     The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

NYSE Symbol	VVR
2	Invesco Van Kampen Senior Income Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits
■	Add to your account: You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs: Transaction costs are low because the new shares are generally bought in blocks and the per share fee is shared among all participants.

■	Convenience:
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping: The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works
If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any per share or service fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

3	Invesco Van Kampen Senior Income Trust

Schedule of Investments

August 31, 2011
(Unaudited)

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Variable Rate** Senior Loan Interests–130.8%
Aerospace & Defense–3.8%
ARINC, Inc. Second Lien Term Loan (Acquired 01/10/11, Cost $1,871,677)	6.230%	10/25/15	$1,922	$1,891,228

DynCorp International, LLC Term Loan B	6.250%	07/05/16	2,329	2,228,430

IAP Worldwide Services, Inc. First Lien Term Loan(a)	9.250%	12/28/12	5,693	5,557,672

IAP Worldwide Services, Inc. Second Lien Term Loan(a)	13.500%	06/28/13	1,785	1,869,919

Sequa Corp. Term Loan	3.500%	12/03/14	5,274	4,952,848

SI Organization, Inc. New Term Loan B	4.500%	11/22/16	1,282	1,166,605

SRA International, Inc. Term Loan B	6.500%	07/20/18	1,883	1,778,823

TASC, Inc. Term Loan B	4.500%	12/18/15	4,713	4,487,041

Transdigm, Inc. Term Loan B	4.000%	02/14/17	984	951,329

Vangent, Inc. Term Loan B	2.220%	02/14/13	4,505	4,471,461

Wyle Services Corp. Term Loan B	5.750%	03/27/17	2,342	2,250,727

				31,606,083

Air Transport–0.8%
Delta Air Lines, Inc. New Term Loan B	5.500%	04/20/17	2,893	2,688,163

Delta Air Lines, Inc. Term Loan B	4.250%	03/07/16	4,483	4,119,171

				6,807,334

Automotive–3.4%
Autoparts Holdings Limited First Lien Term Loan	6.500%	07/28/17	2,461	2,427,368

Federal-Mogul Corp. Term Loan B	2.140%	12/29/14	10,620	9,690,783

Hertz Corp. (The) Letter of Credit	3.750%	03/09/18	1,497	1,400,145

KAR Auction Services, Inc. Term Loan B	5.000%	05/19/17	6,963	6,653,845

Key Safety Systems, Inc. First Lien Term Loan	2.469%	03/08/14	4,260	3,862,537

Metaldyne Co., LLC New Term Loan B	5.250%	05/18/17	2,829	2,696,902

Performance Transportation Services, Inc. Letter of Credit (Acquired 03/06/07-07/16/07, Cost $611,487)(b)(c)(d)	3.250%	01/26/12	611	146,757

Performance Transportation Services, Inc. Term Loan (Acquired 03/06/07, Cost $419,904)(b)(c)(d)	7.500%	01/26/12	420	100,777

Pinafore, LLC. Term Loan B	4.250%	09/29/16	1,061	1,024,984

				28,004,098

Beverage & Tobacco–1.7%
DS Waters of America, Inc. Term Loan B	2.471%	10/27/12	9,958	9,151,760

DSW Holdings, Inc. Term Loan	4.221%	03/02/12	4,950	4,694,234

				13,845,994

Building & Development–6.0%
Axia Acquisition Corp. Second Lien Term Loan A (Acquired 05/30/08-06/30/11, Cost $3,006,205)(a)(i)	11.000%	03/11/16	1,056	870,888

Axia Acquisition Corp. Second Lien Term Loan B (Acquired 05/30/08, Cost $5,515,342)(i)	5.000%	03/12/16	1,918	1,486,305

Building Materials Holding Corp. Second Lien Term Loan(a)(j)	8.000%	01/05/15	1,756	1,588,895

Capital Automotive, LP New Term Loan B	5.000%	03/10/17	9,609	9,032,765

CB Richard Ellis Services, Inc. New Term Loan C	3.471%	03/05/18	549	526,929

CB Richard Ellis Services, Inc. New Term Loan D	3.705%	09/04/19	5,807	5,583,422

Champion OPCO, LLC Term Loan	7.500%	12/31/13	1,254	1,172,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Building & Development–(continued)

CPG International Inc. Term Loan B	6.000%	02/18/17	$1,502	$1,411,862

Custom Building Products, Inc. Term Loan B	5.750%	03/19/15	3,382	3,187,233

El Ad IDB Las Vegas, LLC Term Loan A1	2.956%	08/09/12	2,500	1,437,500

Ginn LA CS Borrower, LLC First Lien Term A Credit Linked (Acquired 06/13/06, Cost $4,714,286)(c)(e)	7.750%	06/08/11	4,714	318,214

Ginn LA CS Borrower, LLC First Lien Term Loan (Acquired 06/13/06, Cost $10,105,714)(c)(e)	6.196%	06/08/11	10,106	682,136

Kyle Acquisition Group, LLC Term Loan B (Acquired 02/20/07-6/27/07, Cost $2,220,357)(c)(e)	5.750%	07/20/09	2,200	220,000

Kyle Acquisition Group, LLC Term Loan C (Acquired 10/16/06-06/04/07, Cost $3,009,643)(c)(e)	4.000%	07/20/11	3,000	300,000

Lake At Las Vegas Joint Venture, LLC Exit Revolving Credit Agreement (Acquired 07/19/10-08/15/11, Cost $147,830)(a)(f)	11.449%	12/31/12	148	146,353

NLV Holdings, LLC Second Lien Term Loan (Acquired 05/26/06-10/29/10, Cost $2,538,778)(a)(c)(d)(k)	5.250%	05/09/12	2,490	0

Nortek, Inc. Term Loan	5.250%	04/26/17	1,389	1,271,011

Realogy Corp. Extended Letter of Credit	4.436%	10/10/16	652	540,778

Realogy Corp. Extended Term Loan	4.522%	10/10/16	14,033	11,647,625

Realogy Corp. Letter of Credit	3.186%	10/10/13	1,004	893,995

Realogy Corp. Term Loan	3.272%	10/10/13	1,463	1,302,765

Re/Max International, Inc. Term Loan	5.500%	04/15/16	657	617,431

South Edge, LLC Term Loan A(c)(e)	5.250%	10/31/08	1,908	1,796,706

South Edge, LLC Term Loan C(c)(e)	5.500%	10/31/09	2,000	1,883,330

Tamarack Resorts, LLC Credit Lined Note A (Acquired 06/12/06, Cost $2,400,000)(c)(e)	8.051%	05/19/11	2,400	84,000

Tamarack Resorts, LLC Term Loan (Acquired 11/03/08-05/01/09, Cost $496,902)(c)(e)	20.250%	07/02/09	497	447,833

Tamarack Resorts, LLC Term Loan B (Acquired 06/12/06, Cost $3,546,000)(c)(e)	7.500%	05/19/11	3,546	124,110

WCI Communities, Inc. PIK Term Loan(a)	11.000%	09/02/16	1,113	1,068,629

				49,643,276

Business Equipment & Services–11.0%
Affinion Group, Inc. Term Loan B	5.000%	10/10/16	8,685	7,886,944

Asurion Corp. First Lien Term Loan	5.500%	05/24/18	9,068	8,528,780

Asurion Corp. Second Lien Term Loan	9.000%	05/24/19	7,125	6,875,663

BakerCorp International, Inc. Term Loan B	5.000%	06/01/18	2,461	2,354,501

Bright Horizons Family Solutions, Inc. Revolving Credit Agreement(f)	5.500%	05/28/14	464	429,539

Bright Horizons Family Solutions, Inc. Term Loan B	4.230%	05/28/15	2,387	2,284,195

Brock Holdings III, Inc. Term Loan B	6.000%	03/16/17	3,113	2,786,201

Crawford And Co. Term Loan	5.000%	10/30/13	1,379	1,348,347

Dealer Computer Services, Inc. Term Loan B	3.750%	04/20/18	344	326,446

First Data Corp. Delayed Draw Term Loan	2.967%	09/24/14	1,686	1,458,444

First Data Corp. Term Loan B1	2.967%	09/24/14	7,018	6,204,745

First Data Corp. Term Loan B2	2.967%	09/24/14	11,307	9,992,822

First Data Corp. Term Loan B3	2.967%	09/24/14	3,184	2,813,733

Interactive Data Corp. Term Loan B	4.500%	02/12/18	3,331	3,171,081

iPayment, Inc. Term Loan	5.750%	05/08/17	4,083	3,904,302

Kronos, Inc. Initial Term Loan	1.996%	06/11/14	849	826,418

Kronos, Inc. Second Lien Term Loan	5.996%	06/11/15	3,131	3,030,896

Mitchell International, Inc. Second Lien Term Loan	5.500%	03/30/15	3,897	3,580,078

NCO Group, Inc. Term Loan B	8.000%	05/15/13	7,942	7,787,972

Nielsen Finance, LLC Class C Term Loan	3.456%	05/02/16	4,563	4,310,214

SMG Holdings, Inc. Term Loan B	3.280%	07/27/14	1,881	1,806,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Business Equipment & Services–(continued)

Sungard Data Systems, Inc. Add on Term Loan	3.705%	02/28/14	$488	$468,323

Sungard Data Systems, Inc. Term Loan B	3.860%	02/26/16	7,112	6,773,772

Symphony IRI Group, Inc. New Term Loan B	5.000%	12/01/17	2,539	2,435,679

				91,385,209

Cable & Satellite Television–3.4%
AMC Networks, Inc. Term Loan B(g)	4.000%	12/31/18	734	712,208

Bresnan Broadband Holdings, LLC Term Loan B	4.500%	12/14/17	2,120	2,034,157

Charter Communications Operating, LLC Extended Term Loan	3.500%	09/06/16	3,795	3,636,103

Charter Communications Operating, LLC Third Lien Term Loan	2.721%	09/05/14	4,000	3,780,000

CSC Holdings, Inc. Incremental B-2 Term Loan	1.968%	03/29/16	2,953	2,816,018

Knology, Inc. Term Loan B	4.000%	08/18/17	240	229,054

MCC Iowa, LLC Term Loan D-2	1.940%	01/30/15	3,810	3,362,615

MCC Iowa, LLC Term Loan F	4.500%	10/23/17	1,481	1,403,679

Mediacom Illinois, LLC Term Loan C	1.940%	01/30/15	2,292	1,991,175

Mediacom Illinois, LLC Term Loan D	5.500%	03/31/17	2,092	2,010,638

Mediacom Illinois, LLC Term Loan E	4.500%	10/23/17	1,567	1,467,481

Midcontinent Communications Term Loan B	4.000%	12/30/16	1,347	1,315,798

NDS Finance Limited Term Loan B	4.000%	03/12/18	1,342	1,245,141

UPC Broadband Holding, B.V. Term Loan T (Netherlands)	3.688%	12/30/16	1,856	1,726,424

UPC Broadband Holding, B.V. Term Loan X (Netherlands)	3.688%	12/29/17	500	462,707

				28,193,198

Chemicals & Plastics–3.8%
Armored Autogroup, Inc. Term Loan	6.000%	11/04/16	1,993	1,823,727

Hexion Specialty Chemicals, Inc. Extended Term Loan C1	4.000%	05/05/15	336	311,184

Hexion Specialty Chemicals, Inc. Extended Term Loan C2	4.000%	05/05/15	232	214,948

Hexion Specialty Chemicals, Inc. Extended Term Loan C4	4.060%	05/05/15	297	270,575

Hexion Specialty Chemicals, Inc. Extended Term Loan C5	4.000%	05/05/15	2,463	2,228,888

Houghton International, Inc. Term Loan B	6.750%	01/29/16	3,141	3,109,207

Huntsman International, LLC Extended Term Loan B	2.719%	04/19/17	641	601,296

Huntsman International, LLC Term Loan C	2.470%	06/30/16	2,614	2,444,298

MetoKote Corp. Term Loan Refinance	9.000%	11/27/11	6,548	6,486,836

Nalco Co. Term Loan B1	4.500%	10/05/17	639	636,274

Nusil Technology, LLC New Term Loan B	5.250%	04/07/17	984	939,389

OM Group, Inc. Term Loan B	5.750%	08/02/17	1,341	1,319,200

OMNOVA Solutions, Inc. Term Loan B	5.750%	05/31/17	424	414,352

Phillips Plastics Corp. Term Loan	7.250%	02/10/17	800	795,894

Potters Holdings II, LP First Lien Term Loan	6.000%	05/05/17	1,770	1,708,504

PQ Corp. Term Loan B	3.500%	07/30/14	4,120	3,797,803

Univar, Inc. Term Loan B	5.000%	06/30/17	4,577	4,257,019

				31,359,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Clothing/Textiles–0.6%
Levi Strauss & Co. Term Loan	2.471%	03/27/14	$4,850	$4,231,625

Phillips-Van Heusen Corp. Term Loan B	3.500%	05/06/16	59	58,005

Warnaco, Inc. Term Loan	3.750%	06/15/18	440	429,814

				4,719,444

Conglomerates–1.0%
Goodman Global Holdings, Inc. First Lien Term Loan	5.750%	10/28/16	4,486	4,432,387

Goodman Global Holdings, Inc. Second Lien Term Loan	9.000%	10/30/17	568	574,007

RGIS Holdings, LLC Delayed Draw Term Loan	2.746%	04/30/14	167	159,505

RGIS Holdings, LLC Term Loan B	2.746%	04/30/14	3,349	3,190,102

				8,356,001

Containers & Glass Products–5.5%
Anchor Glass Container Corp. First Lien Term Loan	6.000%	03/02/16	3,122	3,098,432

Anchor Glass Container Corp. Second Lien Term Loan	10.000%	09/02/16	1,425	1,414,312

Berlin Packaging, LLC Term Loan	3.240%	08/17/14	3,371	3,227,888

Berry Plastics Corp. Term Loan C	2.208%	04/03/15	2,467	2,210,447

BWAY Corp. Term Loan B	4.500%	02/23/18	2,095	1,990,627

BWAY Corp. Term Loan C	4.500%	02/23/18	186	176,734

Exopack, LLC Term Loan	6.500%	05/26/17	3,531	3,353,997

Graham Packaging Co., L.P. Term Loan C	6.750%	04/04/14	12,208	12,147,053

Graham Packaging Co., L.P. Term Loan D	6.000%	09/23/16	4,895	4,870,983

Kranson Industries, Inc. Term Loan B	2.460%	07/31/13	5,923	5,429,409

Pertus Sechszehnte GmbH Term Loan B2 (Germany)	2.598%	06/12/15	2,022	1,705,635

Pertus Sechszehnte GmbH Term Loan C2 (Germany)	2.848%	06/13/16	2,022	1,715,747

Ranpak Corp. Term Loan	4.750%	04/20/17	749	732,606

Reynolds Group Holdings, Inc. Term Loan E	6.500%	02/09/18	2,532	2,435,521

Tegrant Corp. Second Lien Term Loan	5.750%	03/08/15	825	651,750

				45,161,141

Cosmetics/Toiletries–1.7%
Huish Detergents, Inc. Second Lien Term Loan	4.480%	10/26/14	750	634,999

Huish Detergents, Inc. Term Loan B	2.230%	04/25/14	4,171	3,864,514

KIK Custom Products, Inc. Canadian Term Loan	2.510%	06/02/14	392	335,017

KIK Custom Products, Inc. First Lien Term Loan	2.510%	06/02/14	2,284	1,954,268

KIK Custom Products, Inc. Second Lien Term Loan	5.264%	11/28/14	4,000	2,595,000

Marietta Intermediate Holding Corp. Term Loan B (Acquired 09/25/06-02/04/11, Cost $5,238,309)(a)	7.000%	02/19/15	1,662	1,478,936

Prestige Brands, Inc. Term Loan B	4.750%	03/24/16	1,587	1,565,853

Revlon Consumer Products Corp. New Term Loan B	4.750%	11/17/17	1,298	1,248,063

				13,676,650

Drugs–5.3%
Capsugel Healthcare US, Inc. Term Loan	5.250%	08/01/18	2,898	2,818,316

Grifols, Inc. Term Loan B	6.000%	06/01/17	6,292	6,178,447

Harlan Sprague Dawley, Inc. Term Loan B	3.770%	07/11/14	2,061	1,868,306

IMS Health, Inc. New Term Loan B	4.500%	08/25/17	5,921	5,719,145

Medpace Intermediateco, Inc. Term Loan	6.500%	06/22/17	3,097	2,972,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Drugs–(continued)

Nyco Holdings 2 Aps Term Loan B2 (Denmark)	3.971%	12/29/14	$2,374	$2,346,605

Nyco Holdings 2 Aps Term Loan C2 (Denmark)	4.721%	12/29/15	2,373	2,357,968

Nyco Holdings 3 Aps Facility A1 (Denmark)	3.221%	12/29/13	76	75,736

Nyco Holdings 3 Aps Facility A2 (Denmark)	3.221%	12/29/13	397	393,007

Nyco Holdings 3 Aps Facility A3 (Denmark)	3.221%	12/29/13	12	12,196

Nyco Holdings 3 Aps Facility A4 (Denmark)	3.221%	12/29/13	8	7,769

Nyco Holdings 3 Aps Facility A5 (Denmark)	3.221%	12/29/13	55	54,931

Quintiles Transnational Corp. New Term Loan B	5.000%	06/08/18	3,499	3,271,103

RPI Finance Trust Term Loan 2	4.000%	05/09/18	9,710	9,454,960

Warner Chilcott Co., LLC Term Loan B1	4.250%	03/15/18	2,916	2,807,674

Warner Chilcott Co., LLC Term Loan B2	4.250%	03/15/18	1,458	1,405,659

Warner Chilcott Co., LLC Term Loan B3	4.250%	03/15/18	2,005	1,932,782

				43,677,499

Ecological Services & Equipment–1.4%
Environmental Systems Products Holdings, Inc. Second Lien Term Loan (Acquired 09/27/07-01/12/10, Cost $1,391,556)	13.500%	09/12/14	1,430	1,430,452

ServiceMaster Co. Delayed Draw Term Loan	2.720%	07/24/14	557	518,319

ServiceMaster Co. Letter of Credit	2.782%	07/24/14	2,698	2,455,235

ServiceMaster Co. Term Loan	2.710%	07/24/14	5,594	5,204,786

Synagro Technologies, Inc. Second Lien Term Loan	4.960%	10/02/14	1,100	924,000

Synagro Technologies, Inc. Term Loan B	2.210%	04/02/14	909	801,167

				11,333,959

Electronics/Electrical–3.4%
Aeroflex, Inc. Term Loan B-1	4.250%	05/09/18	1,575	1,472,453

Bentley Systems, Inc. Term Loan B	5.750%	02/10/17	1,143	1,103,444

CommScope, Inc. Term Loan B	5.000%	01/14/18	1,695	1,636,593

Datatel, Inc. Extended First Lien Term Loan	5.000%	02/20/17	1,195	1,182,062

DEI Sales, Inc. Term Loan B	7.000%	07/13/17	2,452	2,408,703

DG FastChannel, Inc. Term Loan B	5.750%	07/26/18	2,205	2,149,883

Freescale Semiconductor, Inc. Extended Term Loan B	4.438%	12/01/16	5,762	5,267,171

Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan	5.980%	07/28/15	957	872,425

Infor Enterprise Solutions Holdings, Inc. Extended Initial Term Loan	5.980%	07/28/15	1,873	1,708,509

Matinvest 2 SAS Term Loan B2 (France)	3.443%	06/23/14	694	610,325

Matinvest 2 SAS Term Loan C2 (France)	4.193%	06/22/15	693	613,594

Microsemi Corp. Term Loan B	4.000%	11/02/17	1,165	1,120,768

Open Solutions, Inc. Term Loan B	2.375%	01/23/14	6,160	5,049,363

Proquest CSA, LLC Term Loan	3.750%	02/07/14	232	221,839

Spectrum Brands, Inc. Term Loan B	5.000%	06/17/16	2,505	2,409,010

				27,826,142

Farming/Agriculture–0.6%
WM. Bolthouse Farms, Inc. New First Lien Term Loan	5.500%	02/11/16	3,385	3,309,040

WM. Bolthouse Farms, Inc. New Second Lien Term Loan	9.500%	08/11/16	1,773	1,748,361

				5,057,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Financial Intermediaries–3.7%
Fidelity National Information Solutions, Inc. Term Loan B	5.250%	07/18/16	$5,387	$5,330,467

Grosvenor Capital Management Holdings, LLP Extended Term Loan C (Acquired 10/08/10, Cost $4,317,289)	4.250%	12/05/16	4,317	4,317,289

Mondrian Investment Partners, Ltd. Term Loan	5.500%	07/12/18	1,906	1,837,199

MoneyGram International, Inc. Term Loan B	4.500%	11/17/17	1,032	993,613

Nuveen Investments, Inc. Extended Term Loan	5.750%	05/12/17	5,885	5,531,941

Nuveen Investments, Inc. Term Loan	3.250%	11/13/14	4,442	4,134,801

RJO Holdings Corp. FCM Term Loan	6.210%	12/10/15	74	66,090

RJO Holdings Corp. HoldCo Term Loan B	6.210%	12/10/15	3,472	2,569,183

Trans Union, LLC Term Loan B	4.750%	02/12/18	1,327	1,265,784

Transfirst Holdings, Inc. Second Lien Term Loan(a)	6.250%	06/15/15	2,654	2,282,708

Transfirst Holdings, Inc. Term Loan B	3.000%	06/15/14	2,872	2,585,026

				30,914,101

Food Products–4.6%
Advantage Sales & Marketing, Inc. Second Lien Term Loan	9.250%	06/18/18	893	855,174

Advantage Sales & Marketing, Inc. Term Loan B	5.250%	12/18/17	2,431	2,299,687

Dean Foods Co. Extended Term Loan B1	3.250%	04/02/16	1,918	1,792,038

Dean Foods Co. Extended Term Loan B2	3.483%	04/02/17	1,625	1,545,562

Del Monte Foods Co. New Term Loan	4.500%	03/08/18	8,133	7,713,865

Dole Food Co. Inc. Term Loan B	5.048%	07/06/18	2,500	2,420,883

Dole Food Co. Inc. Term Loan C	5.060%	07/06/18	4,642	4,495,925

Farley’s & Sathers Candy Co., Inc. Term Loan	6.500%	03/30/18	2,630	2,603,949

JBS USA Holdings, Inc. Term Loan	4.250%	05/25/18	3,628	3,473,484

Pierre Foods, Inc. First Lien Term Loan	7.000%	09/30/16	6,998	6,809,673

Pierre Foods, Inc. Second Lien Term Loan	11.250%	09/29/17	587	577,791

Pinnacle Foods Holdings Corp. Term Loan B	2.691%	04/02/14	2,433	2,294,410

Pinnacle Foods Holdings Corp. Term Loan D	6.000%	04/02/14	1,258	1,246,086

				38,128,527

Food Service–1.5%
Burger King Corp. Term Loan B	4.500%	10/19/16	6,063	5,778,841

Darling International, Inc. Term Loan	5.000%	12/16/16	212	211,057

Dunkin’ Brands, Inc. Term Loan B	4.000%	11/23/17	507	490,003

NPC International, Inc. Term Loan B	1.990%	05/03/13	3,451	3,287,253

OSI Restaurant Partners, LLC Revolving Credit Agreement	2.499%	06/14/13	213	197,340

OSI Restaurant Partners, LLC Term Loan B	2.563%	06/14/14	2,192	2,029,546

Sbarro, Inc. Delayed Draw Term Loan (Acquired 05/31/11, Cost $16,346)(f)	4.750%	01/05/12	16	16,346

Sbarro, Inc. DIP Term Loan (Acquired 04/14/11, Cost $35,034)	8.750%	01/05/12	36	35,962

Sbarro, Inc. Second Lien Term Loan (Acquired 05/24/11, Cost $7,628)	8.750%	01/05/12	8	7,628

Wendy’s/Arby’s Restaurants, LLC Term Loan B	5.000%	05/24/17	731	723,575

				12,777,551

Food/Drug Retailers–3.7%
General Nutrition Centers, Inc. Term Loan B	4.250%	03/02/18	5,259	5,009,621

NBTY, Inc. Term Loan B	4.250%	10/02/17	2,645	2,555,866

Pantry, Inc. (The) Delayed Draw Term Loan B	1.980%	05/15/14	129	126,033

Pantry, Inc. (The) Term Loan B	1.980%	05/15/14	449	437,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Food/Drug Retailers–(continued)

Rite Aid Corp. Term Loan 5	4.500%	03/02/18	$4,030	$3,748,083

Rite Aid Corp. Term Loan B	1.970%	06/04/14	5,989	5,513,732

Roundy’s Supermarkets, Inc. Extended Term Loan	7.000%	11/03/13	7,066	6,783,586

Supervalu, Inc. Term Loan B3	4.500%	04/28/18	6,584	6,170,141

				30,344,757

Forest Products–1.1%
Ainsworth Lumber Co, Ltd. Term Loan	5.250%	06/26/14	2,400	2,205,600

Cenveo Corp. Term Loan B	6.250%	12/21/16	4,312	4,161,201

Verso Paper Holding, LLC Term Loan(a)	6.645%	02/01/13	458	398,065

White Birch Paper Co. DIP Delayed Draw Term Loan (Canada)(f)	6.720%	09/30/11	212	210,243

White Birch Paper Co. DIP Term Loan B (Canada)	12.000%	09/30/11	1,296	1,285,635

Xerium Technologies, Inc. New Term Loan B	5.500%	05/22/17	865	841,532

				9,102,276

Health Care–10.7%
Alere, Inc. Term Loan B	4.500%	06/30/17	8,576	8,123,706

Biomet, Inc. Term Loan B	3.240%	03/25/15	6,098	5,826,585

Carestream Health, Inc. Term Loan B	5.000%	02/25/17	6,848	5,634,856

Community Health Systems, Inc. Delayed Draw Term Loan	2.569%	07/25/14	439	409,543

Community Health Systems, Inc. Extended Term Loan B	3.820%	01/25/17	7,935	7,295,474

Community Health Systems, Inc. Term Loan	2.570%	07/25/14	8,855	8,258,794

DaVita, Inc. New Term Loan B	4.500%	10/20/16	763	743,613

DJO Finance, LLC New Term Loan B	3.221%	05/20/14	896	840,723

Drumm Investors, LLC Term Loan	5.000%	05/04/18	4,494	4,033,731

DSI Renal, Inc. Term Loan(a)	8.750%	03/31/13	5,095	5,171,367

Genoa Healthcare Group, LLC Second Lien Term Loan (Acquired 06/08/11, Cost $1,705,931)	11.500%	02/10/13	1,764	1,755,572

Genoa Healthcare Group, LLC Term Loan B	6.250%	08/10/12	423	404,423

Gentiva Health Services, Inc. New Term Loan B	4.750%	08/17/16	3,513	3,112,532

HCA, Inc. Extended Term Loan B2	3.496%	03/31/17	180	170,319

HCA, Inc. Extended Term Loan B3	3.496%	05/01/18	13,601	12,830,364

HCR Healthcare, LLC New Term Loan	5.000%	04/06/18	3,687	3,156,932

Health Management Associates, Inc. Term Loan B	1.996%	02/28/14	4,757	4,479,069

Kindred Healthcare, Inc. Term Loan	5.250%	06/01/18	617	570,100

Sun Healthcare Group, Inc. Term Loan B	7.500%	10/15/16	2,265	2,077,695

Surgery Center Holdings, Inc. Term Loan B	6.500%	02/06/17	1,921	1,873,326

Surgical Care Affiliates, Inc. Extended Term Loan	4.246%	12/29/17	10,054	9,048,916

TriZetto Group, Inc. Term Loan B	4.750%	05/02/18	1,851	1,728,675

United Surgical Partners, International, Inc. Term Loan B	2.230%	04/18/14	1,341	1,237,084

				88,783,399

Home Furnishings–1.1%
Brown Jordan International, Inc. Term Loan (Acquired 11/02/06, Cost $658,518)	6.230%	04/30/12	669	650,438

Hunter Fan Co. Second Lien Term Loan	6.960%	10/16/14	1,000	805,000

Hunter Fan Co. Term Loan	2.720%	04/16/14	953	869,473

Mattress Holdings Corp. Term Loan B	2.500%	01/17/14	2,536	2,332,979

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Home Furnishings–(continued)

National Bedding Co., LLC Second Lien Term Loan	5.313%	02/28/14	$3,423	$3,132,402

Springs Windows Fashions, LLC New Term Loan B	6.000%	05/31/17	1,613	1,557,794

				9,348,086

Industrial Equipment–0.9%
Husky Injection Molding Systems, Ltd. Senior Debt B	6.500%	06/30/18	2,315	2,248,558

JMC Steel Group, Inc. Term Loan	4.750%	04/03/17	1,092	1,034,030

Manitowoc Co., Inc. Term Loan B	4.250%	11/13/17	730	704,326

Mold-Masters Luxembourg Holdings S.A. Term Loan (Luxembourg)	3.813%	10/10/14	2,695	2,594,260

Terex Corp. Term Loan B	5.500%	04/28/17	1,231	1,212,146

				7,793,320

Insurance–1.6%
Alliant Holdings I, Inc. Term Loan B	3.246%	08/21/14	2,688	2,479,719

Alliant Holdings I, Inc. Term Loan D	6.750%	08/21/14	1,024	1,008,787

HMSC Corp. Second Lien Term Loan	5.721%	10/03/14	825	547,594

Sedgwick CMS Holdings, Inc. New Term Loan	5.000%	12/30/16	2,671	2,497,448

Sedgwick CMS Holdings, Inc. Second Lien Term Loan	9.000%	05/26/17	2,800	2,730,000

USI Holdings Corp. Term Loan	2.730%	05/05/14	4,127	3,760,578

				13,024,126

Leisure Goods/Activities/Movies–3.2%
24 Hour Fitness Worldwide, Inc. Term Loan	6.750%	04/22/16	3,438	3,259,378

Alpha Topco, Ltd. Second Lien Term Loan (United Kingdom)	3.901%	06/30/14	1,350	1,229,175

Alpha Topco, Ltd. Term Loan B (United Kingdom)	2.651%	12/31/13	4,117	3,886,206

Alpha Topco, Ltd. Term Loan B2 (United Kingdom)	2.650%	12/31/13	2,617	2,470,684

Bombardier Recreational Products, Inc. Term Loan (Canada)	2.750%	06/28/13	30	27,925

Fender Musical Instruments Corp. Delayed Draw Term Loan	2.480%	06/09/14	2,049	1,884,809

Fender Musical Instruments Corp. Term Loan B	2.480%	06/09/14	4,055	3,730,689

Hicks Sporting Group, LLC Term Loan (Acquired 01/18/11-06/30/11, Cost $335,772)(f)	14.999%	10/31/11	336	339,130

IMG Worldwide, Inc. New Term Loan B	5.500%	06/16/16	1,149	1,068,483

Live Nation Entertainment, Inc. Term Loan B	4.500%	11/07/16	2,900	2,771,585

Regal Cinemas, Inc. Term Loan B	3.496%	08/23/17	1,055	1,005,858

Sabre, Inc. Term Loan B	2.230%	09/30/14	4,098	3,530,153

SRAM, LLC New Term Loan B	4.770%	06/07/18	1,707	1,642,870

				26,846,945

Lodging & Casinos–7.5%
Boyd Gaming Corp. Extended Revolving Credit Agreement	3.720%	12/17/15	4,244	3,697,632

Boyd Gaming Corp. Revolving Credit Agreement	1.820%	05/24/12	5,500	5,286,875

Boyd Gaming Corp. Term Loan	3.721%	12/17/15	2,592	2,388,746

Cannery Casino Resorts, LLC Delayed Draw Term Loan	4.471%	05/20/13	2,260	2,121,093

Cannery Casino Resorts, LLC Revolving Credit Agreement(f)	3.310%	05/18/12	748	678,237

Cannery Casino Resorts, LLC Second Lien Term Loan	4.471%	05/16/14	500	428,750

Cannery Casino Resorts, LLC Term Loan B	4.471%	05/17/13	2,733	2,564,776

CCM Merger, Inc. New Term Loan B	7.000%	03/01/17	3,915	3,812,352

Chester Downs And Marina, LLC Incremental Term Loan	12.375%	07/29/16	313	312,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Lodging & Casinos–(continued)

Golden Nugget, LLC New Delayed Draw Term Loan(a)	3.230%	06/30/14	$1,983	$1,703,011

Golden Nugget, LLC Term Loan B(a)	3.230%	06/30/14	3,484	2,991,712

Harrah’s Operating Co. Incremental Term Loan B4	9.500%	10/31/16	492	494,347

Harrah’s Operating Co. Term Loan B1	3.253%	01/28/15	7,137	6,185,011

Harrah’s Operating Co. Term Loan B3	3.250%	01/28/15	11,906	10,313,450

Isle Of Capri Casinos, Inc. New Term Loan B	4.750%	11/01/13	2,930	2,827,719

Las Vegas Sands, LLC/Venetian Casino Extended Delayed Draw Term Loan 2	2.720%	11/23/15	1,088	1,013,557

Las Vegas Sands, LLC/Venetian Casino Extended Term Loan B	2.720%	11/23/16	1,102	1,026,954

Magnolia Hill, LLC Delayed Draw Term Loan (Acquired 11/04/08-12/23/10, Cost $1,050,388)	3.440%	10/30/13	1,053	942,450

Magnolia Hill, LLC Term Loan (Acquired 10/31/07, Cost $2,989,570)	3.440%	10/30/13	2,997	2,682,356

Twin River Worldwide Holdings, Inc. Term Loan	8.500%	11/05/15	4,005	3,992,279

Venetian Macau, Ltd. Delayed Draw Term Loan B	4.730%	05/25/12	171	169,848

Venetian Macau, Ltd. New Project Term Loan	4.730%	05/27/13	3,316	3,295,706

Venetian Macau, Ltd. Term Loan B	4.730%	05/27/13	3,230	3,204,560

				62,134,088

Oil & Gas–3.0%
Big West Oil, LLC New Term Loan	7.000%	03/31/16	823	820,678

CCS Corp. Term Loan B	3.246%	11/14/14	5,290	4,734,630

Citgo Petroleum Corp. Term Loan B	8.000%	06/24/15	1,234	1,239,139

Glenn Pool Oil & Gas Trust Term Loan	4.500%	05/02/16	1,891	1,876,742

Obsidian Natural Gas Trust Term Loan (United Kingdom)	7.000%	11/02/15	3,408	3,390,701

RAM Energy Resources, Inc. Second Lien Term Loan (Acquired 03/15/11, Cost $2,749,961)	11.000%	09/13/16	2,800	2,785,686

SemGroup Corp. Term Loan B	5.750%	06/15/18	2,381	2,378,834

Western Refining, Inc. New Term Loan B	7.500%	03/15/17	4,458	4,417,644

Willbros United States Holdings, Inc. Term Loan B	9.500%	06/30/14	3,211	3,171,208

				24,815,262

Publishing–5.2%
Affiliated Media, Inc. New Term Loan	8.500%	03/19/14	2,167	2,104,797

Cengage Learning Acquisitions, Inc. Incremental Term Loan	7.500%	07/03/14	980	943,056

Cengage Learning Acquisitions, Inc. Term Loan	2.500%	07/03/14	2,173	1,809,749

Cygnus Business Media, Inc. Term Loan(a)(i)	9.750%	06/30/13	3,957	1,780,587

Endurance Business Media, Inc. First Lien Term Loan(i)	6.500%	12/15/14	3,480	1,043,996

F&W Media, Inc. Term Loan (Acquired 06/09/10, Cost $8,971,363)	7.750%	06/09/14	4,419	3,998,987

Gatehouse Media, Inc. Delayed Draw Term Loan	2.230%	08/28/14	591	176,284

Gatehouse Media, Inc. Term Loan B	2.230%	08/28/14	920	274,762

Harland Clarke Holdings Corp. Term Loan B	2.740%	06/30/14	4,114	3,452,241

Knowledgepoint360 Group, LLC First Lien Term Loan	3.550%	04/14/14	465	425,757

Knowledgepoint360 Group, LLC Second Lien Term Loan	7.293%	04/13/15	1,000	800,000

MC Communications, LLC Term Loan(a)	6.750%	12/31/12	1,794	336,358

Merrill Communications, LLC Second Lien Term Loan(a)	13.761%	11/15/13	3,388	3,269,041

Merrill Communications, LLC Term Loan	7.500%	12/24/12	1,000	975,000

Network Communications, Inc. Term Loan (Acquired 08/08/07, Cost $4,900,255)	5.500%	11/29/13	4,992	3,469,358

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Publishing–(continued)

Tribune Co. Term Loan B(c)(d)	5.250%	06/04/14	$28,497	$17,216,762

Yell Group, PLC New Term Loan A3 (United Kingdom)	3.721%	04/30/14	1,530	532,531

				42,609,266

Radio & Television–9.2%
Barrington Broadcasting Group, LLC Term Loan	4.520%	08/12/13	801	768,816

Citadel Broadcasting Corp. New Term Loan B	4.250%	12/30/16	1,091	1,080,113

Clear Channel Communications, Inc. Term Loan B	3.871%	01/28/16	18,354	13,839,954

CMP KC, LLC Term Loan 824(c)	6.250%	10/03/11	6,799	849,845

CMP Susquehanna Corp. Term Loan	2.250%	05/03/13	9,610	9,530,808

FoxCo Acquisition Sub, LLC Term Loan B	4.750%	07/14/15	2,540	2,411,577

Harron Communications L.P. Term Loan B	5.250%	10/06/17	2,960	2,856,148

High Plains Broadcasting Operating Co. LLC Term Loan	9.000%	09/14/16	942	930,537

Intelsat Jackson Holdings S.A. New Term Loan	5.250%	04/02/18	8,285	7,984,867

Multicultural Radio Broadcasting, Inc. Second Lien Term Loan (Acquired 01/03/07, Cost $2,475,000)	5.971%	06/18/13	2,475	2,004,750

Multicultural Radio Broadcasting, Inc. Term Loan	2.970%	12/18/12	1,690	1,546,709

Newport Television, LLC Term Loan B	9.000%	09/14/16	3,446	3,404,360

Raycom TV Broadcasting, Inc. Term Loan B	4.500%	05/31/17	2,661	2,521,559

Univision Communications, Inc. Extended Term Loan	4.471%	03/31/17	23,505	20,343,787

Weather Channel (The), LLC New Term Loan B	4.250%	02/13/17	6,034	5,845,081

				75,918,911

Retailers (except food & drug)–3.7%
Academy, Ltd. Term Loan	6.000%	08/03/18	2,520	2,408,499

Amscan Holdings, Inc. Term Loan B	6.750%	12/04/17	5,606	5,395,600

Claire’s Stores, Inc. Term Loan B	3.000%	05/29/14	1,333	1,166,628

Educate, Inc. Second Lien Term Loan	8.500%	06/16/14	247	236,800

FTD, Inc. New Term Loan	4.750%	06/06/18	2,295	2,206,503

Guitar Center, Inc. Extended Term Loan	5.500%	04/10/17	4,699	4,068,828

Gymboree Corp. New Term Loan	5.000%	02/23/18	1,145	1,024,889

J Crew Operating Corp. New Term Loan B	4.750%	03/07/18	5,570	4,992,488

Michaels Stores, Inc. Term Loan B2	4.750%	07/31/16	1,819	1,721,316

Neiman Marcus Group, Inc. New Term Loan	4.750%	05/16/18	2,837	2,652,732

Petco Animal Supplies, Inc. New Term Loan	4.500%	11/24/17	4,414	4,171,306

Pilot Travel Centers, LLC New Term Loan B	4.250%	03/30/18	527	514,618

				30,560,207

Surface Transport–1.1%
Avis Budget Car Rental, LLC New Term Loan	5.750%	04/19/14	1,953	1,929,354

Cardinal Logistics Management, Inc. First Lien Term Loan(a)	12.500%	09/23/13	960	672,245

Kenan Advantage Group, Inc. New Term Loan	4.500%	06/10/16	2,935	2,937,973

Swift Transportation Co., Inc. Term Loan B	6.000%	12/21/16	3,783	3,628,227

				9,167,799

Telecommunications–7.6%
Avaya, Inc. Extended Term Loan B3	4.814%	10/26/17	951	825,973

Cellular South, Inc. New Term Loan B	4.500%	07/27/17	2,645	2,585,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Senior Income Trust

			Principal
		Stated	Amount
Description	Coupon	Maturity*	(000)	Value

Telecommunications–(continued)

Fairpoint Communications, Inc. New Term Loan B	6.500%	01/22/16	$12,366	$10,302,065

Global Tel*Link Corp. New Term Loan B	5.000%	11/10/16	4,551	4,346,560

Integra Telecom Holdings, Inc. New Term Loan B	9.250%	04/15/15	1,753	1,660,560

Level 3 Communications, Inc. Add on Term Loan	11.500%	03/13/14	3,417	3,571,852

Level 3 Communications, Inc. Term Loan A	2.500%	03/13/14	5,850	5,446,350

Metropcs Wireless, Inc. New Term Loan B	4.000%	03/16/18	11,766	11,089,605

NTELOS, Inc. New Term Loan B	4.000%	08/07/15	7,099	6,820,918

Orius Corp. Term Loan A (Acquired 02/03/03-12/15/05, Cost $511,490)(b)(c)(d)(e)	6.750%	01/23/09	810	0

Orius Corp. Term Loan B1 (Acquired 02/03/03-09/12/08, Cost $350,459)(b)(c)(d)(e)	7.250%	01/23/10	600	0

Paetec Holding Corp. Term Loan	5.000%	05/31/18	1,281	1,274,502

Securus Technologies Holdings, Inc. New Term Loan	6.250%	05/31/17	3,130	3,040,260

Syniverse Technologies, Inc. Term Loan B	5.250%	12/21/17	3,911	3,832,566

TowerCo Finance, LLC Term Loan B	5.250%	02/02/17	1,157	1,120,065

U.S. TelePacific Corp. New Term Loan B	5.750%	02/23/17	1,333	1,294,447

West Corp. Term Loan B5	4.500%	07/15/16	2,833	2,707,290

Yankee Cable Acquisition, LLC Term Loan B1	6.500%	08/26/16	3,475	3,339,712

				63,258,563

Utilities–8.0%
Aes Corp. New Term Loan	4.250%	06/01/18	5,102	4,925,615

BRSP, LLC Term Loan B	7.500%	06/04/14	4,767	4,588,653

Calpine Corp. New Term Loan	4.500%	04/02/18	6,618	6,140,422

FirstLight Power Resources, Inc. Second Lien Term Loan	4.750%	05/01/14	4,000	3,673,340

FirstLight Power Resources, Inc. Term Loan B	2.750%	11/01/13	2,880	2,750,723

Great Point Power, Inc. Term Loan B1	4.250%	03/10/17	330	319,717

Longview Power, LLC Extended Term Loan B	6.000%	10/31/17	4,767	4,246,290

Longview Power, LLC Synthetic Letter of Credit	0.100%	02/28/14	733	654,500

Mach Gen, LLC Letter of Credit	2.250%	02/22/13	187	170,876

NRG Energy, Inc. New Term Loan B	4.000%	07/02/18	5,634	5,454,689

Primary Energy Operations, LLC New Term Loan	6.500%	10/23/14	2,781	2,725,471

Star West Generation, LLC Term Loan B	6.000%	05/14/18	6,458	6,223,816

Texas Competitive Electric Holdings Co., LLC Extended Term Loan	4.740%	10/10/17	220	162,478

Texas Competitive Electric Holdings Co., LLC Non-Extended Term Loan	3.710%	10/10/14	25,621	19,599,871

TPF Generation Holdings, LLC Second Lien Term Loan C	4.496%	12/15/14	4,700	4,418,000

				66,054,461

Total Variable Rate** Senior Loan Interests–130.8%				1,082,234,468

			Par
			Amount
		Maturity	(000)

Notes–8.5%
Air Transport–0.1%
Continental Airlines, Inc.(g)	6.750%	09/15/15	1,110	1,090,575

Building & Development–0.1%
Realogy Corp.(g)	7.875%	02/15/19	593	495,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Senior Income Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Cable & Satellite–0.0%
AMC Networks, Inc.(g)	7.750%	07/15/21	$379	$392,265

Chemicals & Plastics–0.5%
Lyondell Chemical Co.	11.000%	05/01/18	3,149	3,517,469

Wellman, Inc.(a)	5.000%	01/29/19	1,188	1,021,782

				4,539,251

Conglomerates–0.3%
Goodman Networks, Inc.	12.125%	07/01/18	2,650	2,643,375

Containers & Glass Products–1.2%
Berry Plastics Corp.(h)	5.028%	02/15/15	5,202	4,902,885

Reynolds Group Holdings, Inc.	7.875%	8/15/19	5,000	5,025,000

				9,927,885

Ecological Services & Equipment–0.1%
Environmental Systems Products Holdings, Inc. (Acquired 06/10/08-09/30/10, Cost $434,100)(a)	18.000%	03/31/15	560	560,083

Forest Products–0.4%
Verso Paper Holding, LLC(h)	4.004%	08/01/14	1,500	1,245,000

Verso Paper Holding, LLC	11.500%	07/01/14	1,779	1,899,083

				3,144,083

Health Care–1.3%
Apria Healthcare Group(g)	11.250%	11/01/14	6,167	6,105,000

HCA, Inc.	6.500%	02/15/20	4,450	4,494,500

				10,599,500

Home Furnishings–0.1%
Targus Group International Inc.(a)	10.000%	06/14/19	677	676,823

Structured Products–1.8%
Apidos CDO Ltd. (Cayman Islands)(g)(h)	3.851%	01/20/19	1,040	795,600

Ares XI CLO, Ltd.(h)	3.250%	10/11/21	1,851	1,193,895

Atrium CDO Corp.	9.176%	06/08/19	268	243,880

BALL Hilton(h)	1.957%	11/15/13	4,846	4,330,172

Columbus Nova CLO Ltd.(h)	3.890%	05/16/19	1,431	955,192

Flagship CLO V (Cayman Islands)(h)	5.000%	06/10/21	755	526,851

Halcyon Loan Investors CLO Ltd. (Cayman Islands)(g)(h)	3.853%	04/24/21	1,009	695,201

ING Investment Management CLO Ltd.(g)(h)	3.750%	12/13/20	3,038	1,904,826

Madison Park Funding, Ltd(g)(h)	3.845%	03/22/21	1,823	1,208,962

Sierra Clo Ltd.(h)	3.753%	01/22/21	1,829	1,435,765

Silverado Clo Ltd.(h)	4.000%	10/16/20	2,210	1,432,080

				14,722,424

Telecommunications–0.1%
Paetec Holding Corp.	8.875%	06/30/17	756	810,810

Utilities–2.5%
Calpine Corp.(g)	7.500%	02/15/21	5,468	5,563,689

Calpine Corp.(g)	7.875%	01/15/23	4,636	4,751,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Senior Income Trust

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Utilities–(continued)

Calpine Corp.	7.250%	10/15/17	$2,326	$2,360,890

NRG Energy, Inc.	7.625%	05/15/19	7,920	7,741,800

				20,417,771

Total Notes–8.5%				70,020,000

			Shares

Common Stocks & Other Equity Interests–1.8%
Aerospace & Defense–0.0%
IAP Worldwide Services, Inc., Series A, wts. expiring 06/11/15 (Acquired 06/18/08, Cost $0)(j)			39,841	104,383

IAP Worldwide Services, Inc., Series B, wts. expiring 06/11/15 (Acquired 06/18/08, Cost $0)(j)			11,669	0

IAP Worldwide Services, Inc., Series C, wts. expiring 06/11/15 (Acquired 06/18/08, Cost $0)(j)			5,907	0

				104,383

Building & Development–0.5%
Axia Acquisition Corp.(g)(i)(j)			595	1,488,675

Building Materials Holding Corp.(g)(j)			923,526	1,108,231

Contech Construction Products, Inc.(j)			373,586	0

Lake At Las Vegas Joint Venture, LLC, Class A(j)			780	315,959

Lake At Las Vegas Joint Venture, LLC, Class B(j)			9	3,749

Lake at Las Vegas Joint Venture, LLC, Class C, wts. expiring 7/15/15(j)			39	0

Lake at Las Vegas Joint Venture, LLC, Class D, wts. expiring 7/15/15(j)			54	0

Lake at Las Vegas Joint Venture, LLC, Class E, wts. expiring 7/15/15(j)			60	0

Lake at Las Vegas Joint Venture, LLC, Class F, wts. expiring 7/15/15(j)			67	0

Lake at Las Vegas Joint Venture, LLC, Class G, wts. expiring 7/15/15(j)			76	0

Newhall Holding Co., LLC(j)			343,321	486,486

WCI Communities, Inc.(j)			6,756	675,600

				4,078,700

Business Equipment & Services–0.0%
Comdisco Holdings Co., Inc.(j)			7	45

Chemicals & Plastics–0.2%
Lyondell Chemical Co., Class A(g)(j)			52,283	1,846,256

Wellman, Inc.(j)			1,048	0

				1,846,256

Conglomerates–0.1%
Euramax International, Inc., Class A(g)(j)			4,207	1,177,988

Cosmetics/Toiletries–0.2%
Marietta Intermediate Holding Corp. (Acquired 04/22/10, Cost $48,742)(j)			2,023,400	1,497,316

Marietta Intermediate Holding Corp., wts. expiring 02/20/19 (Acquired 04/22/10, Cost $0)(j)			247,917	0

				1,497,316

Ecological Services & Equipment 0.2%
Environmental Systems Products Holdings, Inc. (Acquired 09/27/07, Cost $0)(j)			9,333	1,026,630

Environmental Systems Products Holdings, Inc. (Acquired 09/27/07, Cost $239,264)(j)			2,136	339,624

				1,366,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Senior Income Trust

Description	Shares	Value

Financial Intermediaries–0.0%
RJO Holdings Corp. (Acquired 01/13/11, Cost $0)(j)	4,291	$26,571

RJO Holdings Corp. (Acquired 01/14/11, Cost $0)(j)	324	32,445

		59,016

Health Care–0.0%
Quality Home Brands Holdings, LLC (Acquired 01/26/10, Cost $0)(j)	4,863	2,432

Home Furnishings–0.0%
Targus Group International, Inc. (Acquired 12/16/09, Cost $0)(j)	27,462	78,816

Leisure Goods/Activities/Movies–0.1%
MB2, LP. (Canada)(g)(j)	553,670	223,036

True Temper Sports, Inc. (Acquired 12/17/09, Cost $4,287,500)(j)	121,429	1,000,575

		1,223,611

Lodging & Casinos–0.1%
BLB Worldwide Holdings, Inc., Class A(j)	134,134	1,330,207

BLB Worldwide Holdings, Inc., Class B(j)	1,250	6,250

		1,336,457

Oil & Gas–0.2%
Vitruvian Exploration, LLC(j)	40,110	1,313,603

Publishing 0.2%
Affiliated Media, Inc.(j)	46,746	1,355,623

Cygnus Business Media, Inc.(g)(i)(j)	5,882	0

Endurance Business Media, Inc. Class A(i)(j)	8,863	88,633

F&W Publications, Inc.(j)	15,519	1,940

F&W Publications, Inc., wts. expiring 06/09/14(j)	2,291	286

MC Communications, LLC (Acquired 07/02/09, Cost $0)(j)	333,084	0

SuperMedia, Inc.(j)	2,333	4,946

		1,451,428

Radio & Television–0.0%
Cumulus Media, Inc., wts. expiring 06/29/19(g)(j)	7,614	11,573

Telecommunications–0.0%
CTM Media Holdings, Inc.(j)	2,543	5,571

IDT Corp., Class B(j)	7,632	166,759

		172,330

Total Common Stocks & Equtity Interests–1.8%		15,720,208

Total Long-Term Investments–141.1% (Cost $1,322,923,583)		1,167,974,676

Time Deposit–0.9%
State Street Bank & Trust Co. ($7,605,056 Principal, 0.01% coupon, dated 08/31/11, to be sold on 09/01/11 at $7,605,058 (Cost $7,605,056)		7,605,056

TOTAL INVESTMENTS–142.0% (Cost $1,330,528,639)		1,175,579,732

BORROWINGS–(18.1%)		(150,000,000)

PREFERRED SHARES–(24.2%)		(200,000,000)

OTHER ASSETS LESS LIABILITIES–0.3%		2,057,814

NET ASSETS APPLICABLE TO COMMON SHARES–100.0%		$827,637,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Senior Income Trust

Investment Abbreviations:

CDO- Collateralized debt obligation
CLO- Collateralized loan obligation
DIP- Debtor-in-possession
PIK- Payment-in-kind

Notes to Schedule of Investments:

(a)	All or a portion of this security is payment-in-kind.
(b)	This borrower is currently in liquidation.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2011 was $24,170,470, which represented 2.92% of the Trust’s net assets applicable to common shares.
(d)	This borrower has filed for protection in federal bankruptcy court.
(e)	The borrower is in the process of restructuring or amending the terms of this loan.
(f)	All or a portion of this security is designated in connection with unfunded loan commitments see Note 8.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2011, was $29,570,632, which represented 3.57% of the Trust’s net assets.
(h)	Interest or dividend rate is determined periodically. Rate shown is the rate in August 31, 2011.
(i)	Affiliated Company.
(j)	Non-income producing security acquired through the restructuring of senior loans.
(k)	Subsequent to August 31, 2011, this borrower has filled for protection in federal bankruptcy court.
*	Senior Loans in the Trust’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust’s portfolio may be substantially less than the stated maturities shown.
**	Senior Loans in which the Trust invests generally pay interest at rates which are periodically redeterminded by reference to a base the lending rate plus a premium. These base lending rates are generally (1) the lending rate offered by one or more major European banks, such as the London inter-Bank Offered Rate (“LIBOR”), (2) the prime rate offered by one or more major United States banks, or (3) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The stated coupon rates reflect the weighted average rate of the outstanding contracts for each loan as of August 31, 2011.

Portfolio Composition*

By credit quality, based on Total Investments
as of August 31, 2011

Baa	2.7%

Ba	34.4

B	41.2

Caa	5.9

Ca	0.3

Non-Rated	14.3

Equity	1.2

*	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Senior Income Trust

Statement of Assets and Liabilities

August 31, 2011
(Unaudited)

Assets:
Unaffiliated investments (Cost $1,303,309,540)	$1,168,820,648

Affiliated investments (Cost $27,219,099)	6,759,084

Total investments (Cost $1,330,528,639)	1,175,579,732

Receivables:
Investments sold	22,758,359

Interest and fees	6,783,243

Other	629,763

Total assets	1,205,751,097

Liabilities:
Payables:
Borrowings	150,000,000

Investments purchased	21,139,746

Accrued fees to affiliates	1,269

Income distributions — common and preferred shares	60,600

Accrued other operating expenses	311,410

Unrealized depreciation on swap agreements	107,973

Unrealized depreciation on unfunded commitments	6,492,553

Total liabilities	178,113,551

Preferred shares ($0.01 par value, authorized 28,000 shares, 8,000 issued with liquidation preference of $25,000 per share)	200,000,000

Net assets applicable to common shares	$827,637,546

Net assets applicable to common shares consists of:
Shares of beneficial interest-common shares	$1,611,886,972

Undistributed net investment income	(9,187,937)

Unrealized appreciation (depreciation)	(161,436,933)

Undistributed net realized gain (loss)	(613,624,556)

$827,637,546

Shares outstanding, $0.01 par value per common share:
Common shares outstanding	179,999,900

Net asset value per common share	$4.60

Market value per common share	$4.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Senior Income Trust

Statement of Operations

For the six months ended August 31, 2011
(Unaudited)

Investment income:
Interest from unaffiliated investments	$33,474,297

Interest from affiliated investments	452,180

Dividends	17,246

Other	2,516,219

Total income	36,459,942

Expenses:
Advisory fees	5,523,859

Interest, facilities and maintenance fees	1,394,496

Administrative service fees	1,299,732

Custodian fees	181,032

Trustees’ and officers’ fees and benefits	49,247

Transfer agent fees	9,865

Professional services fees	568,735

Other	56,103

Total expenses	9,083,069

Net investment income	27,376,873

Realized and unrealized gain (loss):
Realized gain (loss):
Unaffiliated investments	(5,606,870)

Affiliated investments	(5,678)

Swap agreements	216,666

(5,395,882)

Unrealized appreciation (depreciation):
Beginning of the period	(90,134,692)

End of the period:
Investments	(154,948,907)

Swap agreements	4,527

Unfunded commitments	(6,492,553)

(161,436,933)

Net unrealized appreciation (depreciation) during the period	(71,302,241)

Net realized and unrealized gain (loss)	(76,698,123)

Distributions to preferred shareholders from net investment income	(1,720,651)

Net decrease in net assets applicable to common shares from operations	$(51,041,901)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Senior Income Trust

Statement of Changes in Net Assets

For the six months ended August 31, 2011, the period August 1, 2010 to February 28, 2011 and the year ended July 31, 2010
(Unaudited)

	Six months	Seven months
	ended	ended	Year ended
	August 31,	February 28,	July 31,
	2011	2011	2010

From investment activities:
Operations:
Net investment income	$27,376,873	$31,004,456	$51,687,663

Net realized gain (loss)	(5,395,882)	(11,075,142)	(114,829,478)

Net unrealized appreciation (depreciation) during the period	(71,302,241)	80,814,545	243,231,932

Distributions to preferred shareholders from net investment income	(1,720,651)	(2,067,220)	(4,938,822)

Change in net assets applicable to common shares from operations	(51,041,901)	98,676,639	175,151,295

Distributions to common shareholders from net investment income	(25,919,985)	(30,995,983)	(51,390,672)

Distributions to common shareholders from return of capital	—	—	(3,905,807)

	(25,919,985)	(30,995,983)	(55,296,479)

Net change in net assets applicable to common shares from investment activities	(76,961,886)	67,680,656	119,854,816

From capital transactions:
Shares repurchased	—	—	(38,257)

Total increase (decrease) in net assets applicable to common shares	(76,961,886)	67,680,656	119,816,559

Net assets applicable to common shares:
Beginning of the period	904,599,432	836,918,776	717,102,217

End of the period (including undistributed net investment income of $(9,187,937), $(8,924,174) and $(8,238,844), respectively)	$827,637,546	$904,599,432	$836,918,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Senior Income Trust

Statement of Cash Flows

For the six months ended August 31, 2011
(Unaudited)

Net decrease in net assets applicable to common shares from operations	$(51,041,901)

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities
Cost of purchases of investments	(772,944,247)

Sales of investments/principal repayments	835,085,934

Amortization of loan fees	2,015,215

Net loan fees	580,606

Accretion of discounts	(5,263,129)

Net realized gain (loss) on investments	5,612,548

Net change in unrealized appreciation (depreciation) on investments	67,883,482

Increase in interest and fees receivable and other assets	(1,603,602)

Decrease in accrued expenses and other payables	(672,692)

Net change in unrealized appreciation (depreciation) on swap agreements	118,379

Net change in unrealized appreciation (depreciation) on unfunded commitments	3,235,380

Total adjustments	134,047,874

Net cash provided by operating activities	83,005,973

Cash flows provided by (used in) financing activities:
Net proceeds from and repayments of borrowings	(64,000,000)

Distributions paid to common shareholders from net investment income	(25,972,560)

Net cash provided by (used in) financing activities	(89,972,560)

Net decrease in cash	(6,966,587)

Cash and cash equivalents at beginning of the period	14,571,643

Cash and cash equivalents at the end of the period	$7,605,056

Supplemental disclosures of cash flow information
Cash paid during the period for interest, facilities and maintenance fees	$1,394,496

Non cash interest, facilities and maintenance fees received during the period	$355,530

Notes to Financial Statements

August 31, 2011
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Senior Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
  The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities

22        Invesco Van Kampen Senior Income Trust

may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
Other income is compromised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

23        Invesco Van Kampen Senior Income Trust

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Trust may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Trust may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

24        Invesco Van Kampen Senior Income Trust

A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the counterparty, the Trust will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only limited recovery or may obtain no recovery in certain circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Industry Concentration — To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risk associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.
O.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Other Risks — The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

25        Invesco Van Kampen Senior Income Trust

Q.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining Auction Rate Preferred Shares.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an annual fee of 0.85% based on the average daily net assets of the Trust. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 2.07% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative services at an annual rate of 0.20% of the average daily managed assets of the Trust. The administrative services provided include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in the Senior Loans in the Trust’s portfolio and providing certain services to the holders of the Trust’s securities. The Trust has also entered into a master administrative services agreement with Invesco whereby Invesco provides accounting services to the Trust. For the six months ended August 31, 2011, expenses incurred under this agreement are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Trust.
  Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the six months ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$1,078,362,130	$3,872,338	$1,082,234,468

Notes	—	68,321,395	1,698,605	70,020,000

Equities	2,246,613	9,106,543	4,367,052	15,720,208

Time Deposits	—	7,605,056	—	7,605,056

	$2,246,613	$1,163,395,124	$9,937,995	$1,175,579,732

Swap Agreements*	—	(107,973)	—	(107,973)

Unfunded Commitments*	—	(6,492,553)	—	(6,492,553)

	$2,246,613	$1,156,794,598	$9,937,995	$1,168,979,206

*	Unrealized appreciation (depreciation).

26        Invesco Van Kampen Senior Income Trust

NOTE 4—Derivative Investments

The Trust has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Trust’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap agreements(a)	$—	$(107,973)

(a)	Values are disclosed on the statement of Assets and Liabilities under unrealized depreciation on swap agreements.

Effect of Derivative Instruments for the six months ended August 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Swap Agreements*

Realized gain
Credit risk	$216,666

Change in unrealized appreciation (depreciation)
Credit risk	(183,379)

Total	$33,287

*	The average notional value of swap agreements outstanding during the period was $5,000,000.

Open Credit Default Swap Agreements
								Value	Credit
					Implied	Notional		Unrealized	Rating of
	Reference	Buy/Sell	Pay/Receive	Expiration	Credit	Amount	Upfront	Appreciation	Reference
Counterparty	Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	(Depreciation)	Entity(b)

Goldman Sachs International	Texas Competitive Electric Holdings Co. LLC	Sell	5.000%	03/20/12	11.19%	$5,000	$112,500	$(107,973)	B-

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Credit rating as issued by Standard and Poor’s (Unaudited)

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a trust holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the six months ended August 31, 2011.

				Change in
				Unrealized			Interest/
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	02/28/11	at Cost	from Sales	(Depreciation)	Gain/(Loss)	08/31/11	Income

Axia Acquisition Corp. — Second Lien Term Loan A	$932,280	$31,138	$—	$(92,530)	$—	$870,888	$42,925

Axia Acquisition Corp. — Second Lien Term Loan B	1,610,962	—	—	(124,657)	—	1,486,305	87,722

Axia Acquisition Holdings, Inc. — Common Shares	1,488,675	—	—	—	—	1,488,675	—

Cygnus Business Media, Inc. — Common Shares	—	—	—	—	—	—	—

Cygnus Business Media, Inc. — Term Loan	2,485,658	—	(20,191)	(685,161)	281	1,780,587	167,755

Endurance Business Media, Inc. — Common Shares	88,633	—	—	—	—	88,633	—

Endurance Business Media, Inc. — First Lien Term Loan	1,137,171	—	(19,004)	(68,212)	(5,959)	1,043,996	153,778

Total	$7,743,379	$31,138	$ (39,195)	$(970,560)	$(5,678)	$6,759,084	$452,180

27        Invesco Van Kampen Senior Income Trust

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.
  For the six months ended August 31, 2011, the Trust paid legal fees of $69,891 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  The Trust may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a Trust generally may not (1) borrow money greater than 331/3% of the Trust’s total assets or (2) issue preferred shares greater than 50% of the Trust’s total assets. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 331/3% and 50% (but in no event more than 50%) of the Trust’s total assets based on the relative amounts borrowed or preferred shares issued.
  On August 18, 2011, the Trust renewed its $300 million revolving credit and security agreement. The revolving credit agreement is secured by the assets of the Trust. In connection with this agreement, for the period August 19, 2011 to August 31, 2011, the Trust incurred fees of $43,383, as disclosed on the Statement of Operations. For the period August 19, 2011 to August 31, 2011, the average daily balance of borrowings under the revolving credit and security agreements was $142,153,846, with a weighted average interest rate of 0.18%. From March 1, 2011 to August 18, 2011, the Trust was entered into a $300 million revolving credit and security agreement. The revolving credit agreement was secured by the assets of the Trust. In connection with this agreement, for the period March 1, 2011 to August 18, 2011, the Trust incurred fees of $1,287,636, as disclosed on the Statement of Operations. For the period March 1, 2011 to August 18, 2011, the average daily balance of borrowings under the revolving credit and security agreement was $207,578,947, with a weighted average interest rate of 0.21%.

NOTE 8—Unfunded Loan Commitments

As of August 31, 2011, the Trust had unfunded loan commitments of $6,492,553, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

			Unrealized
		Unfunded	Appreciation
Description	Type	Commitments	(Depreciation)

AX Acquisition Corp.	Revolver	$2,062,007	$(154,651)

Bright Horizons Family Solutions, Inc.	Revolver	5,536,000	(411,159)

Cannery Casino Resorts LLC	Revolver	365,909	(34,006)

Catalent Pharma Solutions	Revolver	2,500,000	(377,175)

Delta Air Lines, Inc.	Revolver	2,500,000	(156,250)

Education Management Corp.	Revolver	3,000,000	(495,735)

GateHouse Media Operating, Inc.	Revolver	1,000,000	(150,000)

General Motors Holdings	Revolver	10,576,720	(1,090,724)

Graphic Packaging International, Inc.	Revolver	5,000,000	(250,000)

Hicks Sporting Group	Term Loan	16	—

Hunter Fan Co.	Revolver	708,333	(92,084)

Lake at Las Vegas Joint Venture	Exit Revolver	48,500	(485)

Pinnacle Foods Holdings Corp.	Revolver	7,000,000	(1,435,000)

Reynolds Group Holdings, Inc.	Term Loan	19,774,322	(729,079)

Sbarro, Inc.	Term Loan	16,346	—

Surgical Care Affiliates, Inc.	Revolver	3,000,000	(422,610)

TricorBraun, Inc.	Revolver	2,500,000	(225,000)

USI Holdings Corp.	Revolver	3,333,333	(466,667)

White Birch Paper Co.	DIP Term Loan	237,462	(1,928)

		$69,158,948	$(6,492,553)

28        Invesco Van Kampen Senior Income Trust

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Trust’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Trust’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Trust had a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 29, 2012	$29,634,358

February 28, 2013	2,190,907

February 28, 2014	6,730,384

February 28, 2015	11,934,630

February 29, 2016	17,612,397

February 28, 2017	121,546,728

February 28, 2018	316,566,788

February 28, 2019	81,202,874

Total capital loss carryforward	$587,419,066

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the six months ended August 31, 2011 was $704,907,590 and $825,516,584, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$15,689,616

Aggregate unrealized (depreciation) of investment securities	(180,036,735)

Net unrealized appreciation (depreciation) of investment securities	$(164,347,119)

Cost of investments for tax purposes is $1,339,926,851.

NOTE 11—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Six months ended	Seven months ended	Year ended
	August 31,	February 28,	July 31,
	2011	2011	2010

Beginning shares	179,999,900	179,999,900	180,010,000

Shares issued through dividend reinvestment	—	—	—

Shares repurchased (Weighted average discount of 10.50%)+	—	—	(10,100)

Ending shares	179,999,900	179,999,900	179,999,900

+	The Trust has retired shares purchased.

The Trust may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 12—Preferred Shares of Beneficial Interest

The Trust has issued Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $25,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $25,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.
  Historically, the Trust paid annual fees equivalent to 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 19, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may

29        Invesco Van Kampen Senior Income Trust

return to an annual fee payment of 0.25% of the preferred share liquidation value. These fees are included as a component of interest, facilities and maintenance fees on the Statement of Operations.
  Dividends, which are cumulative, are reset through auction procedures.

					Range of
		Amount			Dividend
Series	Shares†	(000’s omitted)†	Rate†	Reset Date	Rates††

M	1,600	40,000	1.686%	09/05/2011	1.659-1.750%

T	1,600	40,000	1.687%	09/07/2011	1.659-1.751%

W	1,600	40,000	1.687%	09/08/2011	1.659-1.751%

TH	1,600	40,000	1.687%	09/02/2011	1.666-1.751%

F	1,600	40,000	1.686%	09/05/2011	1.659-1.751%

†	As of August 31, 2011.
††	For the six months ended August 31, 2011.

  Subsequent to August 31, 2011 and up through October 11, 2011, the Trust paid dividends to preferred shareholders at rates ranging from 1.686% to 1.693% in the aggregate amount of $288,960.
  The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.
  Beginning on February 12, 2008 and continuing through August 31, 2011, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate.
  The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.
  The preferred shares are not listed on an exchange. Investors in preferred shares may participate in auctions through authorized broker-dealers; however, such broker-dealers are not required to maintain a secondary market in preferred shares, and there can be no assurance that a secondary market will develop, or if it does develop, a secondary market may not provide you with liquidity. When a preferred share auction fails, investors may not be able to sell any or all of their preferred shares and because of the nature of the market for preferred shares, investors may receive less than the price paid for their preferred shares if sold outside of the auction.
  For the six months ended August 31, 2011, transactions in preferred shares were as follows:

	Shares	Value

Outstanding at July 31, 2010	8,000	$200,000,000

Shares retired	—	—

Outstanding at February 28, 2011	8,000	$200,000,000

Shares retired	—	—

Outstanding at August 31, 2011	8,000	$200,000,000

NOTE 13—Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
  At August 31, 2011, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

	Principal Amount	Value
Selling Participant	(000’s omitted)	(000’s omitted)

Credit Suisse AG, Cayman Branch	$2,950	$2,646

Goldman Sachs Lending Partners LLC	4,640	4,161

Goldman Sachs Lending Partners LLC	2,250	2,018

Goldman Sachs Lending Partners LLC	737	661

Total	$10,577	$9,486

NOTE 14—Dividends

The Trust declared the following dividends from net investment income subsequent to August 31, 2011:

Declaration Date	Amount Per Share	Record Date	Payable Date

September 1, 2011	$0.024	September 15, 2011	September 30, 2011

September 30, 2011	$0.024	October 14, 2011	October 31, 2011

30        Invesco Van Kampen Senior Income Trust

NOTE 15—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Six months		Seven months
	ended		ended
	August 31,		February 28,	Year ended July 31,
	2011		2011	2010		2009	2008	2007

Net asset value, beginning of period	$5.03		$4.65	$3.98		$6.47	$8.06	$8.57

Net investment income(a)	0.15		0.17	0.29		0.41	0.80	0.93

Net realized and unrealized gain (loss)	(0.43)		0.39	0.72		(2.46)	(1.57)	(0.47)

Distributions paid to preferred shareholders from net investment income	(0.01)		(0.01)	(0.03)		(0.05)	(0.18)	(0.20)

Total income (loss) from investment operations	(0.29)		0.55	0.98		(2.10)	(0.95)	0.26

Distributions paid to common shareholders:
Net investment income	(0.14)		(0.17)	(0.29)		(0.39)	(0.64)	(0.77)

Return of capital	—		—	(0.02)		—	—	—

Total distributions paid to common shareholders	(0.14)		(0.17)	(0.31)		(0.39)	(0.64)	(0.77)

Net asset value, end of period	$4.60		$5.03	$4.65		$3.98	$6.47	$8.06

Market value, end of period	$4.38		$5.01	$4.65		$3.59	$5.49	$7.98

Total return at net asset value(b)	(5.82)%		12.14%

Total return at market value(c)	(9.97)%		11.70%	38.95%		(26.06)%	(24.32)%	3.94%

Net assets applicable to common shares at end of the period (000’s omitted)	$827,638		$904,599	$836,919		$717,102	$1,165,175	$1,450,070

Portfolio turnover rate(d)	54%		50%	57%		37%	46%	85%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements(e)	2.03	%(f)	2.14%	2.28	%(g)	3.69%	3.52%	4.30%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(e)	1.72	%(f)	1.72%	1.89	%(g)	2.96%	2.26%	2.35%

Ratio of net investment income before preferred share dividends	6.12	%(f)	6.16%	6.38	%(g)	10.73%	11.11%	10.80%

Preferred share dividends	0.38	%(f)	0.41%	0.61%		1.37%	2.44%	2.34%

Ratio of net investment income after preferred share dividends	5.74	%(f)	5.75%	5.77	%(g)	9.36%	8.67%	8.46%

Senior Securities:
Total preferred shares outstanding	8,000		8,000	8,000		14,000	14,000	28,000

Total amount of preferred shares outstanding (000’s omitted)	$200,000		$200,000	$200,000		$350,000	$350,000	$700,000

Asset coverage per $1,000 unit of senior indebtedness(h)	$7,851		$6,162	$5,509		$29,083	$3,750	$5,284

Asset coverage per preferred share(i)	$128,455		$138,075	$129,620		$76,225	$108,326	$76,803

Liquidating preference per preferred share	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000

Total borrowing outstanding (000’s omitted)	$150,000		$214,000	$230,000		$38,000	$551,000	$502,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal payments and sales of senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(f)	Ratios are annualized and based on average net assets applicable to common shares (000’s omitted) of $889,711.
(g)	Subsequent to issuance of its July 31, 2010 financial statements, the Trust identified an error solely related to the expense and net investment income ratios included within the financial highlights for the fiscal year ended July 31, 2010. The financial highlights above reflect the revised ratios.
(h)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness, where one unit equals $1,000 of senior indebtedness.
(i)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.

31        Invesco Van Kampen Senior Income Trust

NOTE 16—Legal Proceedings

Pending Litigation and Regulatory Inquiries

  Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
  On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint entitled Clifford Rotz, et al. v. Van Kampen Asset Management et al., was filed on behalf of Invesco Van Kampen High Income Trust II, Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Municipal Opportunity Trust, Invesco Van Kampen Municipal Trust and Invesco Van Kampen Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley and certain current and former executive officers of the Trusts (collectively, the “Defendants”) alleging that they breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value. Specifically, the shareholders claim that the Board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the prior adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The Complaint alleges that the redemption of the ARPS occurred at the expense of the Trusts and their common shareholders. This Complaint amends and consolidates two separate complaints that were filed by Clifford T. Rotz, Jr., Robert Fast and Gene Turban on July 22, 2010, and by Harry Suleski, Leon McDermott, Marilyn Morrison and John Johnson on August 3, 2010. Each of the Trusts initially received a demand letter from the plaintiffs on April 8, 2010. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trust assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. The Board formed a Special Litigation Committee (“SLC”) to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trusts. After reviewing the findings of the SLC’s, the Board announced on June 24, 2011, that it had adopted the SLC’s recommendation to seek dismissal of the action. On October 4, 2011, Invesco filed a motion to dismiss. This matter is pending. The Trust has incurred $438,350 in expenses relating to these matters during the period ended August 31, 2011.
  Trust is part of a group of defendants (Lenders) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida, brought in connection with the bankruptcy proceeding styled In re: TOUSA, Inc. et al.,, filed on July 14, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. et al., home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders or allocated to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used/allocated to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value for incurring those obligations. Plaintiff seeks to avoid the transfers and other equitable relief. The Trust, along with numerous other defendants hereafter referred to as the Senior Transeastern Lenders, is named in two separate lending capacities. The first capacity is in connection with the Trust’s position as a lender in a revolving credit agreement and the second capacity is in connection with its position as lenders in a term loan. The case went to trial on October 13, 2009, resulting in the Bankruptcy Court rendering final judgment and requiring Lenders to post bonds equal to 110% of damages and disgorgement against them. Bonds were posted in December 12, 2009. On May 28, 2010, the Bankruptcy Court entered an order for revolving credit lenders to pay additional interest in connection with damages awarded against them. On July 13, 2010, Bankruptcy Court entered an order setting amounts of disgorgement awards against term loan lenders. The Senior Transeastern Lenders, including the Trust’s, appealed to district court. Oral argument on the appeal of the Final Judgment was heard on October 22, 2010. Objections to the disclosure statement were filed with the Bankruptcy Court on behalf of Debtors and the United States Trustee on December 20, 2010, and December 23, 2010, respectively. On February 11, 2011, the District Court issued an order that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Senior Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Senior Transeastern Lenders; 3) discharged all bonds deposited by Senior Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Senior Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Senior Transeastern Lenders. This matter is pending before the 11th Circuit Court of Appeals.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

32        Invesco Van Kampen Senior Income Trust

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of Invesco Van Kampen Senior Income Trust (the Fund) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on May 8, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise more than 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board, acting directly and through its committees, meets throughout the year to review the performance of the Invesco Van Kampen funds. Over the course of each year, the Board, acting directly and through its committees, meets with portfolio managers for the funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of the funds. The Board meets regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to the funds.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The independent Trustees are assisted in their annual evaluation of the funds’ investment advisory agreements by fund counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Van Kampen funds reflect the results of years of review and negotiation between the Trustees and Van Kampen Asset Management, the funds’ predecessor investment adviser. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Board noted the willingness of Invesco Advisers personnel to engage in open and candid discussions with the Board. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below is a summary of the Board’s evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of May 8, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. Based on their meetings throughout the year with the Fund’s portfolio manager, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers (and previously Van Kampen Asset Management) and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Van Kampen funds such as various back office support functions, equity and fixed income trading operations, internal audit and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Fund’s Lipper performance universe and against the S&P/LSTA Leveraged Loan Index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. When considering a fund’s performance, the Board places emphasis on trends and longer term returns.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its

33        Invesco Van Kampen Senior Income Trust

expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board reviewed not only the advisory fees but other fees and expenses (whether paid to Invesco Advisers, its affiliates or others) and the Fund’s overall expense ratio.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Van Kampen funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of shareholder reports, efforts to support secondary market trading of the Fund’s shares, preparation of financial information and regulatory compliance under the Investment Company Act of 1940, as amended, and stock exchange listing standards, including preparation for, coordinating the solicitation of proxies for, and conducting annual shareholder meetings. The Board noted that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Fund were sufficiently different from those provided to institutional clients, and the Board not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Van Kampen funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial asset growth after the initial public offering. The Board noted that although the Fund does not benefit from economies of scale through contractual breakpoints, the Fund does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Van Kampen funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Van Kampen funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Van Kampen funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Van Kampen Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

34        Invesco Van Kampen Senior Income Trust

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Van Kampen Senior Income Trust was held on June 17, 2011. The Meeting was held for the following purpose:

(1)	Elect four Class I Trustees, each by the holders of Common Shares of the Fund, each of whom will serve for a three year term or until a successor has been duly elected and qualified.

The results of the voting on the above matter were as follows:

			Votes
	Matter	Votes For	Withheld

(1)	David C. Arch	164,131,536	5,028,228
	Howard J Kerr	164,023,183	5,136,581
	Jerry Choate	164,100,810	5,058,954
	Suzanne Woolsey	163,939,287	5,220,447

35        Invesco Van Kampen Senior Income Trust

Correspondence information
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     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-08743.
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-SINC-SAR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of September 16, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant:   Invesco Van Kampen Senior Income Trust

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: November 7, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: November 7, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: November 7, 2011

EXHIBIT INDEX
12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.